UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 5, 2026

Southern First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

6 Verdae Boulevard, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01  Entry into a Material Definitive Agreement.

On March 5, 2026, Southern First Bancshares, Inc. (the “Company”) entered into a Modification of Loan (the “Modification Agreement”) amending both the Loan Agreement (“Loan Agreement”) and the Promissory Note (the “Promissory Note”), each dated as of December 28, 2023, by and between the Company and TIB, National Association (the “Lender”). The Loan Agreement and Promissory Note provide for a revolving multiple advances loan of up to an aggregate principal amount of $15.0 million. Reference is made to Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed January 3, 2024, which are incorporated herein by reference, for a further description of the Loan Agreement and Promissory Note with the Lender. The definition of capitalized terms, if not so defined herein, may be found in the Modification Agreement.

The Modification Agreement extends the revolving line of credit to a maturity date of March 5, 2027.  The Company also agrees under the Modification Agreement to pay the Lender a Non-Usage Fee of 0.25%, which fee shall be $37,500 less the interest accrued and paid under the Note, and collected on the Maturity Date.  On March 10, 2026, there was a zero principal balance outstanding borrowed under the Promissory Note.

The description contained herein of the Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of such document.

ITEM 2.03  Creation of a Direct Financial Obligation.

The relevant disclosure set forth in Item 1.01 above is incorporated herein by reference in response to this Item 2.03.

ITEM 9.01.   Financial Statements and Exhibits.

(d) Exhibits	The following exhibit index lists the exhibits that are either filed or furnished with the Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Modification of Loan, dated as of March 5, 2026, by and between the Company and TIB, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/ Christian J. Zych
Name:	Christian J. Zych
Title:	Chief Financial Officer

March 10, 2026